SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

                                   --------

                      Deutsche Large Cap Focus Growth Fund




The following information replaces the existing disclosure contained under the "Portfolio Manager(s)" sub-heading of the "MANAGEMENT" section of the fund's summary prospectus.


THOMAS M. HYNES, JR., CFA, DIRECTOR. Lead Portfolio Manager of the fund. Began managing the fund in 2010.


OWEN FITZPATRICK, CFA, MANAGING DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2009.


BRENDAN O'NEILL, CFA, DIRECTOR. Portfolio Manager of the fund. Began managing the fund in 2007.


               Please Retain This Supplement for Future Reference


July 7, 2015
PROSTKR-502
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